First Quarter 2017 Results

May 10, 2017 (Updated May 23, 2017)

Cautionary Note Regarding Presentation Information

This presentation contains forward-looking statements, including statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our prodrug product candidates, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including expectations about our ability to use the 505(b)(2) pathway and expedited FDA review, the clinical utility of our product candidates and our intellectual property position. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. These and other risks concerning our business are described in additional detail in our Annual Report on Form 10-K filed with the SEC on March 10, 2017, and our other Periodic and Current Reports filed with the SEC. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Further, the information contained in this presentation speaks only as the date hereof. While we may elect to update the information in this presentation in the future, we disclaim any obligation to do so except to the extent required by applicable law.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

First Quarter 2017 – Conference Call Participants

- **Travis Mickle, Ph.D.** – President & Chief Executive Officer
- **Dan Cohen, M.A.L.S.** – EVP, Government & Public Relations
- **R. LaDuane Clifton, CPA** – Chief Financial Officer, Secretary & Treasurer

Q1 2017 & Recent Updates

Clinical & Regulatory

- Reported Positive Data from Phase 1 Proof-of-Concept Intranasal Pharmacokinetic Trial of KP511
- Announced Additional U.S. Patent Protection for KP511 and KP201/IR
- Presented Clinical Data for KP201/IR and KP511 at American Academy of Pain Medicine's Annual Meeting

Financial

- Net loss of $1.11 per basic and diluted share for the quarter ended 3/31/2017
- Total cash was $72.4 million at 3/31/2017, which includes cash, cash equivalents, restricted cash, marketable securities, trade date receivables and long-term investments
- Existing resources expected to fund activities through Q2 2019

KemPharm Overview

- Specialty pharmaceutical company discovering and developing novel **prodrugs**
- Leveraging our **LAT Platform Technology** to improve the attributes of approved drugs in large markets
- Building a pipeline of **product candidates** for the treatment of ADHD, pain and CNS disorders
- Potentially utilizing FDA's **505(b)(2) pathway** to reduce risk and expense
- Generating long-lived **composition-of-matter** patent protection

Ligand Activated Therapy (LAT) Platform Technology


LAT
Approved Drug with Sub-Optimal Properties
Ligand
LAT
Prodrug with Improved Attributes
LAT
Cleaved Drug through Human Metabolic Process

1) Select FDA-approved and widely prescribed drug for improvement

2) Chemically modify using a ligand to create a prodrug
   - Ligands – GRAS or demonstrated to be safe
   - Prodrugs generate composition-based patents

3) Following ingestion, normal human metabolic processes cleave the ligand and release the active drug

- Proprietary to KemPharm and **applicable across therapeutic areas**
- Amenable to **both immediate and extended release formulations**

KP415

Product Overview

- Extended release prodrug of methylphenidate
- Phase 1 PoC Data: Earlier d-MPH exposure followed by a slower extended release of d-MPH relative to Concerta
- Data from clinical studies suggests KP415 could allow for once-daily dosing with a potentially improved onset of action
- Branded products are being pressured by patent expirations

Development Timeline

- ✓ Results from Phase 1 PoC trial announced on Dec. 14, 2016
- Additional PK studies expected to begin in 1H 2017; final data expected 2H 2017
- Pivotal efficacy trial expected to begin in 2H 2017; data expected Q1 2018
- KP415 NDA filling expected in 2018

~$13 billion ADHD market with prescriptions growing at >5% year-over-year

Source: Symphony Health Solutions, PHAST Prescription Monthly, 2012-2016

KP201/IR (APAP-free)

Product Overview

- IR formulation of benzhydrocodone combined with an aversive formulation
- Potentially the first IR hydrocodone-related product without APAP in the U.S.
- Fast Track designation
- KP201 Intranasal PK Trial (A03) already completed (n=51):
  - Significantly lower drug liking
  - 36% decrease in KP201 Cmax
  - KP201 Tmax delayed by one hour

Development Timeline

- ✓ KP201/IR IND accepted by FDA on Nov. 29, 2016
- Human clinical trials of KP201/IR expected to begin in 2017; IN HAL study data projected late 2017
- KP201/IR NDA anticipated to be filed in 2018
- Priority Review expected

Formal Dispute Resolution Request (FDRR) Update

- KemPharm filed an appeal of the CRL for Apadaz™ through the initiation of the FDRR process (announced on Nov. 3, 2016)

- FDRR process is designed to provide pathway by which applicants seek to resolve scientific and/or medical policy disputes that cannot be resolved at the Division level within the FDA

- During the FDRR process, the FDA typically requests that companies not comment. The next announcement will be the final determination of the FDRR.

Norco vs. Apadaz – Drug Liking


Norco
Apadaz
Mean ± SE Drug Liking
100
90
80
70
60
50
0
2 Tablets - Snorted
2 Tablets - Oral
Neutral Liking
0
0.5
1
1.5
2
Time (hours)

Study A02: Intranasal HAP Study (N=42)

KP511/ER and KP511/IR

Product Overview

- Prodrug of hydromorphone
- Being developed as ER and IR formulations
- Demonstrated comparable hydromorphone exposure vs. equimolar dose of Dilaudid™ in oral human proof-of-concept trial
- Phase 1 Intranasal Data: Demonstrated statistically significant PK and PD differences of abuse potential
- Limited oral bioavailability at high doses observed in preclinical studies (potential overdose protection)

Development Timeline

- ✓ Data from intranasal HAL studies of KP511 API announced Jan. 9, 2017
- Investigation anticipated into KP511's potential to limit oral abuse and/or overdose and improve or reduce opioid-induced constipation (OIC)
- KP511/ER and KP511/IR NDAs estimated to be filed in 2019
- Priority Review expected

Q1 2017 Financial Update

- Q1 2017 net loss of $16.3M, or $1.11 per basic and diluted share, vs. Q1 2016 net loss of $2.9M, or $0.20 per basic and diluted share

  Net loss for Q1 2017 increased primarily due to non-cash fair value adjustments to our derivative and warrant liabilities, which shifted from non-cash income of $10.3 million in Q1 2016 to a non-cash loss of $7.2 million in Q1 2017.

  Loss from operations increased to $7.4M in Q1 2017, as compared to $7.0M in Q1 2016, which was driven by an increase in R&D spending of $0.9M on the development programs for KP415, KP201/IR and KP511, offset by a reduction in G&A of $0.5M.

- Total cash of $72.4M as of 3/31/2017, a decrease of $9.7M vs. 12/31/2016
  (includes cash, cash equivalents, restricted cash, marketable securities, trade date receivables and long-term investments)

  Existing resources expected to meet operating and capital expenditure requirements through Q2 2019

KemPharm Expected Milestones

	Product	Event
2017	KP415	Initiate Additional PK Studies (1H)
	KP415	Report Additional PK Data (2H)
	KP415	Initiate Pivotal Efficacy Trial (2H)
	KP201/IR	Human Clinical Trial Initiation (Mid)
	KP201/IR	Intranasal HAL Study Data (2H)
2018	KP415	Pivotal Efficacy Trial Results
	KP415	NDA Submission
	KP201/IR	NDA Submission with Priority Review
2019	KP511/ER & KP511/IR	NDA Submissions with Priority Review

KemPharm

First Quarter 2017 Results

May 10, 2017 (Updated May 23, 2017)